                      KEYCORP DIRECTORS' STOCK OPTION PLAN
                      ------------------------------------




1.       Purpose of the Plan
         -------------------
         The purpose of the KeyCorp Directors' Stock Option Plan is to encourage directors to acquire a larger stock ownership in KeyCorp, thus increasing their proprietary interest in the business and increasing their incentive to continue active service as a Director in the interest of KeyCorp and all its shareholders. Accordingly, KeyCorp will from time to time during the term of the Plan grant to Directors Options to purchase KeyCorp Common Shares subject to the conditions hereinafter provided.

2.       Definitions
         -----------
         Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

         "Board of Directors" means the Board of Directors of KeyCorp.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means the Compensation and Organization Committee of the Board of Directors.

         "Common Shares" means the common shares of KeyCorp, $1 par value.

         "Director" means a member of the Board of Directors of KeyCorp.

         "Grant Date" as used with respect to a particular Option, means the date as of which such Option is granted pursuant to the Plan.

         "Optionee" means the Director to which an Option is granted pursuant to the Plan. "Option" means the right granted pursuant to Section 5 of the Plan to purchase Common Shares.

         "Plan" means this KeyCorp Directors' Stock Option Plan as it may be amended from time to time.

3.       Administration of the Plan
         --------------------------
         The Plan shall be administered by the Committee. The Committee shall be vested with full authority to make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by the Board.

         Any determination, decision or action of the Committee provided for in the Plan may be made or taken by action of the Board if it so determines, with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Option granted under the Plan. The fact that a member of the Board shall at the time be, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive an Option shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor of or against any amendment or repeal of the Plan.

4.       Stock Subject to the Plan
         -------------------------
         (a) The stock to be issued upon exercise of Options granted under the Plan shall be KeyCorp's Common Shares, which shall be made available, at the discretion of the Board, either from authorized but unissued Common Shares or from Common Shares reacquried by KeyCorp, including shares purchased in the open market. The aggregate number of Common Shares which may be issued under or subject to Options granted under this Plan shall not exceed 903,750 shares.

         (b) In the event that any outstanding Option or portion thereof under the Plan for any reason expires or is terminated, the Common Shares allocable to the unexercised portion of such Option may again be made subject to Option under the Plan.

5.       Grant of Options
         ----------------
         (a) Each person who is then a Director of KeyCorp shall automatically receive a grant of options on 3,500 KeyCorp Common Shares annually on the first business day of April without any action by the Board or the Committee, except that if the Executive Vice President and General Counsel of KeyCorp determines in his or her sole discretion that on such date KeyCorp is in possession of material non-public information concerning its affairs, such grant shall be delayed until the third day on which trading occurs on the New York Stock Exchange following the public dissemination of such information or the date of an event which renders such information immaterial. No Option granted shall be a "Qualified Stock Option" under the Code.

6.       Option Price
         ------------
         The purchase price per share of each Common Share which is subject to an Option shall be 100 percent of the fair market value of such Common Share on the date the Option is granted. For purposes of the Plan, the fair market value of a Common Share shall be the mean between the high and low sales price per Common Share on the New York Stock Exchange on the date for which the determination of fair market value is made or, if there are no sales of Common Shares on that date, then on the next preceding date on which there were any sales of Common Shares.

7.       Eligibility of Optionees
         ------------------------
         (a) Members of the Committee are eligible to receive grants of Options.

         (b) Neither anything contained in the Plan or in any document under the Plan nor the grant of any Option under the Plan shall confer upon any Optionee any right to continue as a Director of KeyCorp or limit in any respect the right of KeyCorp's shareholders to terminate the Optionee's directorship at any time and for any reason.

8.       Non-Transferability of Options
         ------------------------------
         No Option granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee the Option shall be exercisable only by such Optionee.

9.       Term and Exercise of Options
         ----------------------------
         (a) Each Option granted under the Plan shall terminate on the date which is 10 years after the date of grant. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's service as a Director, except as provided in Sections 10 and 11 of the Plan.

         (b) A person electing to exercise an Option shall give written notice to KeyCorp of such election and of the number of shares he or she has elected to purchase, in such forms as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price shall be paid in full in cash upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his or her Option by tendering to KeyCorp Common Shares owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her Option, with the then fair market value of such shares to be determined in the same manner as provided in Section 6 of the Plan with respect to the determination of the fair market value of Common Shares on the date an Option is granted.





CMR40061 (3/10/95)                                 3

10.      Termination of Directorship
         ---------------------------
         If an Optionee's status as a Director ceases for any reason, any Option granted to him or her under the Plan shall terminate twenty-four months after the termination of the Optionee's status as a Director and all rights under the Option shall cease, except that if an Optionee dies while serving as a Director or during the twenty-four month period thereafter, the Option shall terminate twenty-four months after an Optionee ceases to be a Director or six months after death, whichever is later. The foregoing notwithstanding, no Option shall be exercisable after its expiration date.

11.      Death of Optionee
         -----------------
         After an Optionee's death, the Option may be exercised by the executors or administrators of the Optionee's estate, or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, within the period set forth in Section 10, except that no Option shall be exercisable after its expiration date.

12.      Modification, Extension and Renewal of Options
         ----------------------------------------------
         Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding Options granted under the Plan, but no such modification shall alter or modify the amount or purchase price of the shares subject to such Option (except pursuant to Section 15 of the Plan) or the timing of the award of such Option. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

13.      Period in which Options may be Granted
         --------------------------------------
         Options may be granted pursuant to the Plan at any time on or before April 30, 1997.

14.      Amendment or Termination of the Plan
         ------------------------------------
         The Board may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of the shareholders of KeyCorp, no amendment or modification shall be made by the Board which:

         (a) Increases the maximum number of shares as to which Options may be granted under the Plan;

         (b)     Alters the method by which the Option price is determined;

         (c) Extends any Option for a period longer than 10 years after the date of grant;

         (d) Materially modifies the requirements as to eligibility for participation in the Plan;

         (e)     Alters this Section 14 so as to defeat its purpose.

                 Further, no amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

15.      Changes in Capitalization
         -------------------------
         (a) In the event that the shares of KeyCorp, as presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of KeyCorp or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, stock split, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provisions of Subsection
(c) below, there shall be substituted for or added to each share of stock of KeyCorp which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of KeyCorp shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

         (b) If there shall be any other change in the number or kind of the outstanding shares of the stock of KeyCorp, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, and if the Board or the Committee (as the case may be), shall in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

         (c) A dissolution or liquidation of KeyCorp or a merger or consolidation in which KeyCorp is not the surviving corporation, shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own Options. In either event, the Board or the Committee (as the case may be) shall have the right to accelerate the time within which the Option may be exercised.

         (d) Fractional shares resulting from any adjustment in Options pursuant to this Section 15 may be settled as the Board or the Committee (as the case may be) shall determine.

         (e) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of KeyCorp to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

16.      Listing and Registration of Shares
         ----------------------------------
         If a registration statement under the Securities Act of 1933 with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. KeyCorp may place upon any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or other applicable law:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR KEYCORP THAT REGISTRATION IS NOT REQUIRED.





CMR40061 (3/10/95)                          6

                                  EXHIBIT 1
                                  ---------


                              KEYCORP DIRECTORS'
                              STOCK OPTION PLAN
                           AS AMENDED AND RESTATED
                           AS OF NOVEMBER 17, 1994


               1. PURPOSE OF THE PLAN. The purpose of the KeyCorp Directors' Stock Option Plan is to encourage directors to acquire a larger stock ownership in KeyCorp, thus increasing their proprietary interest in the business and increasing their incentive to continue active service as a Director in the interest of KeyCorp and all its shareholders.

               2. DEFINITIONS. Unless the context clearly indicates otherwise, the following terms have the meanings set forth below.

               "Board of Directors" or "Board" means the Board of Directors of KeyCorp.

               "Code" means the Internal Revenue Code of 1986, as amended.

               "Committee" means the committee appointed by the Board of Directors to administer the Plan.

               "Common Shares" means KeyCorp Common Shares, with a par value of $1 each.

               "Director" means a member of the Board of Directors of KeyCorp.

               "Grant Date" as used with respect to a particular Option means the date as of which such Option is granted pursuant to the Plan.

               "Optionee" means the Director to which an Option is granted pursuant to the Plan.

               "Option" means the right granted pursuant to the Plan to purchase Common Shares.

               "Plan" means this KeyCorp Directors' Stock Option Plan as it may be amended from time to time.

               "Total and Permanent Disability" as applied to an Optionee, means that the Optionee (i) has established to the satisfaction of the Committee that the Optionee is unable to perform normal duties and responsibilities with KeyCorp by reason of a medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months (all within the meaning of Section 22(e)(3) of the Code); and (ii) has satisfied any other requirement imposed by the Committee.

               3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a Committee composed of three or more Directors who are appointed by the Board of Directors of KeyCorp to administer the Plan. The Board may from time to time remove members from or add members to the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Board shall select one of the Committee's members as Chairman. The Committee shall hold meetings at such times and places as it may determine, subject to such rules as to procedures not inconsistent with the provisions of the Plan as are prescribed by the Board, as may be set out in the Regulations of KeyCorp as applicable to committees and as prescribed by the Committee itself. A majority of the authorized number of members of the Committee shall constitute a quorum for the transaction of business. The affirmative vote of a majority of the members of the Committee present at any meeting at which a quorum is present shall be the valid act of the Committee. Acts taken without a meeting and reduced to or approved in a writing or writings signed by all of the members of the Committee shall be the valid acts of the Committee. A member of the Committee shall be eligible to be granted Options under the Plan while a member of the Committee.

                          The Committee shall be vested with full authority to
make such rules and regulations as it deems necessary or desirable to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Optionees and any person claiming under or through an Optionee, unless otherwise determined by the Board.

                          Any determination, decision or action of the
Committee provided for in the Plan may be made or taken by action of the Board if it so determines, with the same force and effect as if such determination, decision or action had been made or taken by the Committee. No member of the Committee or of the Board shall be liable for any determination, decision or action made in good faith with respect to the Plan or any Option granted under the Plan. The fact that a member of the Board shall at the time be, or shall theretofore have been or thereafter may be, a person who has received or is eligible to receive an Option shall not disqualify him or her from taking part in and voting at any time as a member of the Board in favor of or against any amendment or repeal of the Plan.

                          4.  STOCK SUBJECT TO THE PLAN.

                          (a)  The stock to be issued upon exercise of Options
granted under the Plan shall be KeyCorp Common Shares which shall be made available, at the discretion of the Board, either from authorized but unissued Common Shares or from Common Shares reacquired by KeyCorp, including shares purchased in the open market. The aggregate number of Common Shares which may be issued under or subject to Options granted under this Plan shall not exceed 903,750 shares and the aggregate number of Common Shares which may be issued under or subject to Options granted under this Plan to any one individual shall not exceed 45,187 shares. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 15 of the Plan.

                          (b)  In the event that any outstanding Option or
portion thereof under the Plan for any reason expires or is terminated, the Common Shares allocable to the unexercised portion of such Option may again be made subject to Option under the Plan.

                          5.  GRANT OF OPTIONS.  All Options granted under this
Plan shall be "Nonqualified Stock Options" for purposes of the Code.

                          6.  OPTION PRICE.  The purchase price per Common
Share which is subject to an Option shall be 100 percent of the fair market value of a Common Share on the date the Option is granted. For purposes of the Plan, the fair market value of a Common Share shall be equal to the fair market value of a Common Share as reported for trading on the New York Stock Exchange (or such other national securities exchange on which the Common Shares may be principally traded) on the date the Option is granted. The fair market value shall be the highest closing price of Common Shares on such stock exchange or exchanges on the day the Option is granted or, in the event that no sale of Common Shares has been made on any stock exchange on that day, the fair market value shall be determined by reference to such price for the next preceding day on which a sale occurred. During such time as Common Shares are not listed on a national securities exchange, fair market value per share shall be the mean between the closing dealer "bid" and "ask" prices for Common Shares as quoted by NASDAQ for the day of the grant, and if no "bid" and "ask" prices are quoted for the day of the grant, the fair market value shall be determined by reference to such prices on the next preceding day on which such prices were quoted. In the event that Common Shares are not traded on a national securities stock exchange, and no closing dealer "bid" and "ask" prices are available, then the fair market value of one Common Share on the day the Option is granted shall be determined by the Committee in good faith. The purchase price shall be subject to adjustment only as provided in Section 15 of the Plan.

                          7.  ELIGIBILITY OF OPTIONEES.

                          (a)  Options on 3,500 KeyCorp Common Shares shall
automatically be granted annually on the third business day following the date of the earnings release of KeyCorp for the first quarter of each year, commencing in 1995, to those persons who are then Non-employee Directors of KeyCorp, except that no one individual shall be granted Options in an aggregate of more than 45,187 shares, and except that if the Executive Vice President and General Counsel of KeyCorp determines in his sole discretion that on such date KeyCorp is in possession of material non-public information concerning its affairs, such grant shall be delayed until the third day on which trading occurs on the New York Stock Exchange following the public dissemination of such information or the date of an event which renders such information immaterial.

                          (b)  Subject to the terms of the Plan, and subject to
review by the Board, the Committee shall have exclusive jurisdiction (i) to determine the dates on which, or the time periods during which, the Option may be exercised, (ii) to determine the purchase price of the shares subject to each Option in accordance with Section 6 of the Plan and (iii) to prescribe the form, which shall be consistent with the Plan, of the instrument evidencing any Options granted under the Plan.

                          (c)  Neither anything contained in the Plan or in any
document under the Plan nor the grant of any Option under the Plan shall confer upon any Optionee any right to continue as a Director of KeyCorp or limit in any respect the right of KeyCorp's shareholders to terminate the Optionee's directorship at any time and for any reason.

                          8.  NON-TRANSFERABILITY OF OPTIONS.  No Option
granted under the Plan shall be assignable or transferable by the Optionee other than by will or the laws of descent and distribution, and during the lifetime of an Optionee the Option shall be exercisable only by such Optionee.

                          9.  TERM AND EXERCISE OF OPTIONS.

                          (a)  Each Option granted under the Plan shall
terminate on the date which is 10 years after the date of grant. The Committee at its discretion may provide further limitations on the exercisability of Options granted under the Plan. An Option may be exercised only during the continuance of the Optionee's service as a Director, except as provided in Sections 10 and 11 of the Plan.

                          (b)  A person electing to exercise an Option shall
give written notice to KeyCorp of such election and of the number of shares he or she has elected to purchase, in such forms as the Committee shall have prescribed or approved, and shall at the time of exercise tender the full purchase price of the shares he or she has elected to purchase. The purchase price shall be paid in full in cash upon the exercise of the Option; provided, however, that in lieu of cash, with the approval of the Committee at or prior to exercise, an Optionee may exercise his or her Option by tendering to KeyCorp Common Shares owned by him or her and having a fair market value equal to the cash exercise price applicable to his or her Option, with the then fair market value of such stock to be determined in the same manner as provided in Section 6 of the Plan with respect to the determination of the fair market value of Common Shares on the date an Option is granted.

                          (c)  An Optionee or a transferee of an Option shall
have no rights as a shareholder with respect to any shares covered by his or her Option until the date the stock certificate is issued evidencing ownership of the shares. No adjustments shall be made for dividends (ordinary or extraordinary), whether in cash, securities or other property, or distributions or other rights, for which the record date is prior to the date such stock certificate is issued, except as provided in Section 15 hereof.

                          10.  TERMINATION OF DIRECTORSHIP.  If an Optionee's
status as a Director ceases for any reason other than death, any Option granted to him or her under the Plan shall terminate, and all rights under the Option shall cease, except

                          (a)  In the case of an Option held by an Optionee who
is not permanently and totally disabled (within the meaning of Section 22(e)3 of the Code), such Option shall terminate eighteen months after the termination of such Optionee as a director.

                          (b)  In the case of an Option held by an Optionee who
is permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate 12 months after the termination of such Optionee as a director.

                          (c)  The foregoing notwithstanding, no Option shall
be exercisable after its expiration date.

                          11.  DEATH OF OPTIONEE.  If an Optionee dies while
serving as a Director, or after cessation of such service but within the period during which he or she could have exercised the Option under Section 10 of the Plan, then the Option may be exercised by the executors or administrators of the Optionee's estate or by any person or persons who have acquired the Option directly from the Optionee by bequest or inheritance, within twenty-four months (or such other period as prescribed by the Committee) after the Optionee's death, except that no Option shall be exercisable after its expiration date.

                          12.  MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS.
Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify outstanding Options granted under the Plan, but no such modification shall alter or modify the amount or purchase price of the shares subject to such Option (except pursuant to Section 15 of the Plan) or the timing of the award of such Option. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

                          13.  PERIOD IN WHICH OPTION MAY BE GRANTED.  Options
may be granted pursuant to the Plan at any time on or before April 30, 1997.

                          14.  AMENDMENT OR TERMINATION OF THE PLAN.  The Board
may at any time terminate, amend, modify or suspend the Plan, provided that, without the approval of the shareholders of KeyCorp, no amendment or modification shall be made by the Board which:

                          (a) Increases the maximum number of shares as to which Options may be granted under the Plan;

                          (b) Alters the method by which the Option price is determined;

                          (c) Extends any Option for a period longer than 10 years after the date of grant;

                          (d) Materially modifies the requirements as to eligibility for participation in the Plan;

                          (e) Amends Paragraphs 7(a) or 7(b) at intervals more frequent than once every six months except to the extent necessary to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder; or

                          (f) Alters this Section 14 so as to defeat its purpose.

Further, no amendment, modification, suspension or termination of the Plan shall in any manner affect any Option theretofore granted under the Plan without the consent of the Optionee or any person validly claiming under or through the Optionee.

                          15.  CHANGES IN CAPITALIZATION.

                          (a)  In the event that the shares of KeyCorp, as
presently constituted, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of KeyCorp or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock dividend, stock split, combination of shares or otherwise) or if the number of such shares of stock shall be increased through the payment of a stock dividend, then, subject to the provision of Subsection
(c) below, there shall be substituted for or added to each share of stock of KeyCorp which was theretofore appropriated, or which thereafter may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of the stock of KeyCorp shall be so changed or for which each such share shall be exchanged or to which each such share shall be entitled, as the case may be. Outstanding Options shall also be appropriately amended as to price and other terms, as may be necessary to reflect the foregoing events.

                          (b)  If there shall be any other change in the number
or kind of the outstanding shares of the stock of KeyCorp, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, and if the Board or the Committee (as the case may be), shall in its sole discretion, determine that such change equitably requires an adjustment in any Option which was theretofore granted or which may thereafter be granted under the Plan, then such adjustment shall be made in accordance with such determination.

                          (c)  A dissolution or liquidation of KeyCorp or a
merger or consolidation in which KeyCorp is not the surviving corporation shall cause each outstanding Option to terminate, except to the extent that another corporation may and does in the transaction assume and continue the Option or substitute its own Options. In either event, the Board or the Committee (as the case may be) shall have the right to accelerate the time within which the Option may be exercised.

                          (d)  Fractional shares resulting from any adjustment
in Options pursuant to this Section 15 may be settled as the Board or the Committee (as the case may be) shall determine.

                          (e)  To the extent that the foregoing adjustments
relate to stock or securities of KeyCorp such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Notice of any adjustment shall be given by KeyCorp to each holder of an Option which shall have been so adjusted.

                          (f)  The grant of an Option pursuant to the Plan
shall not affect in any way the right or power of KeyCorp to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, to consolidate, to dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

                          16.  LISTING AND REGISTRATION OF SHARES.

                          (a)  No Option granted pursuant to the Plan shall be
exercisable in whole or in part if at any time the Board or the Committee (as the case may be) shall determine in its discretion that the listing, registration or qualification of the Common Shares subject to such Option on any securities exchange or under any applicable law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Option or the issue of shares thereunder, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any condition not acceptable to the Board.

                          (b)  If a registration statement under the Securities
Act of 1933 with respect to the shares issuable upon exercise of any Option granted under the Plan is not in effect at the time of exercise, as a condition of the issuance of the shares the person exercising such Option shall give the Committee a written statement, satisfactory in form and substance to the Committee, that he or she is acquiring the shares for his or her own account for investment and not with a view to their distribution. KeyCorp may place upon any stock certificate for shares issuable upon exercise of such Option the following legend or such other legend as the Committee may prescribe to prevent disposition of the shares in violation of the Securities Act of 1933 or other applicable law:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR KEYCORP THAT REGISTRATION IS NOT REQUIRED.

               17. PLAN EFFECTIVE DATE. The Plan was approved by KeyCorp's shareholders at the Annual Meeting of Shareholders held on April 30, 1987 and became effective on that date. Unless sooner terminated by the Board, the Plan will terminate ten years from its effective date and no Options may be granted under the Plan after such termination date. The Plan was restated by action of the Board of Directors on November 17, 1994, to, among other things (i) adjust the number of shares covered by the Plan and other various share limits contained in the Plan as a result of the 3-for-2 stock split by means of a stock dividend on April 15, 1992 and the 1.205 exchange ratio applicable in the merger (the "Merger") of the former KeyCorp, a New York corporation, into Society Corporation, an Ohio corporation, on March 1, 1994, (ii) conform the provisions of the Plan to Ohio law and KeyCorp's Regulations, both of which became applicable as a result of the Merger, and (iii) incorporate all amendments to the Plan.